UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2013

CNH Capital LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-182411 (Commission File Number)	39-1937630 (IRS Employer Identification No.)

5729 Washington Avenue Racine, Wisconsin (Address of principal executive offices)	53406 (Zip Code)

(262) 636-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 8, 2013, CNH Global N.V. announced that its wholly-owned subsidiary, CNH Capital LLC (“CNH Capital”), completed its previously announced private offering of $600 million in aggregate principal amount of 3.625% notes due 2018 (the “Notes”) issued at par.  The Notes were issued pursuant to an indenture, dated as of April 8, 2013 (the “Indenture”), among CNH Capital, the guarantors named on the signature pages thereto (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee, and sold to “qualified institutional buyers” in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and in offshore transactions in reliance on Regulation S under the Securities Act.  A copy of the Press Release, dated April 8, 2013, “CNH Announces Closing of $600 Million Notes” is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Notes bear interest at a rate of 3.625% per annum and mature on April 15, 2018. Interest on the Notes will be payable semi-annually on April 15 and October 15 of each year, commencing on October 15, 2013, to the holders of record of such Notes at the close of business on April 1 or October 1, respectively, preceding such interest payment date. The Indenture contains covenants that limit, among other things, (i) CNH Capital’s ability and the ability of its restricted subsidiaries to incur secured debt or enter into sale and leaseback transactions; and (ii) CNH Capital’s ability and the ability of the Guarantors to consolidate, merge, convey, transfer or lease all or substantially all of their respective properties and assets. These covenants are subject to important exceptions and limitations.

The Notes will be redeemable, at the option of CNH Capital, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus a make-whole premium specified under the Indenture.

Under the terms of a registration rights agreement, dated as of April 8, 2013 (the “Registration Rights Agreement”), among CNH Capital, the Guarantors and Barclays Capital Inc., CNH Capital has agreed to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the Notes for publicly registered notes or, in certain circumstances, to file a shelf registration statement with respect to the Notes or the exchange notes, if applicable.

The description set forth above is qualified in its entirety by the Indenture and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K, including Exhibits 4.1, 4.2 and 99.1 hereto, is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 4.1	Indenture, dated as of April 8, 2013, among CNH Capital, the Guarantors and Wells Fargo Bank, National Association, as trustee.
Exhibit 4.2	Registration Rights Agreement, dated as of April 8, 2013, among CNH Capital, the Guarantors and Barclays Capital Inc.
Exhibit 99.1

Press Release “CNH Announces Closing of $600 Million Notes” dated April 8, 2013 (incorporated by reference to Exhibit 99.1 to the Form 6-K of CNH Global N.V. furnished on April 8, 2013 (Commission file number 333-05752)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL LLC

Date: April 10, 2013	By:	/s/ Douglas MacLeod
Douglas MacLeod
Chief Financial Officer and Assistant Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 4.1	Indenture, dated as of April 8, 2013, among CNH Capital, the Guarantors and Wells Fargo Bank, National Association, as trustee.
Exhibit 4.2	Registration Rights Agreement, dated as of April 8, 2013, among CNH Capital, the Guarantors and Barclays Capital Inc.
Exhibit 99.1

Press Release “CNH Announces Closing of $600 Million Notes” dated April 8, 2013 (incorporated by reference to Exhibit 99.1 to the Form 6-K of CNH Global N.V. furnished on April 8, 2013 (Commission file number 333-05752)).